                                                                    EXHIBIT 4.35

--------------------------------------------------------------------------------



                  CHANCELLOR MEDIA CORPORATION OF LOS ANGELES

                                   as Obligor

                                      AND

                          the Guarantors named herein

                                      AND

                    AMERICAN STOCK TRANSFER & TRUST COMPANY

                                   as Trustee

                           -------------------------

                         SECOND SUPPLEMENTAL INDENTURE

                          Dated as of October 28, 1997

                                       to

                                   Indenture

                         Dated as of December 19, 1996

                           --------------------------

                                  $100,000,000

                       10 1/2% Senior Subordinated Notes

                                    due 2007

--------------------------------------------------------------------------------

         SECOND SUPPLEMENTAL INDENTURE dated as of October 28, 1997, among CHANCELLOR MEDIA CORPORATION OF LOS ANGELES, a Delaware corporation (the "Company"), the subsidiaries identified on Exhibit A attached hereto (collectively, the "New Subsidiary Guarantors") and AMERICAN STOCK TRANSFER & TRUST COMPANY, a New York banking association, as Trustee (the "Trustee").

         WHEREAS, Katz Media Corporation ("Katz Media") and the subsidiary guarantors named therein have heretofore executed and delivered to the Trustee an Indenture dated as of December 19, 1996, as amended and restated pursuant to the First Supplemental Indenture among Katz Media, the subsidiary guarantors named therein and the Trustee dated October 28, 1997 (as amended and restated, the "Indenture"), providing for the issuance of $100,000,000 aggregate principal amount of Katz Media's 10 1/2% Senior Subordinated Notes due 2007 (the "Notes");

         WHEREAS, pursuant to that certain Agreement and Plan of Merger by and between Chancellor Media Corporation of Los Angeles ("CMCLA") and Katz Media Corporation ("Katz Media") dated as of October 28, 1997 (the "Merger Agreement"), Katz Media merged with and into CMCLA (the "Merger").

         WHEREAS, CMCLA, the New Subsidiary Guarantors and the Trustee desire by this Second Supplemental Indenture, (i) pursuant to and as contemplated by
Section 5.01 of the Indenture, that CMCLA expressly assume all of the obligations of Katz Media under the Notes and the Indenture and (ii) pursuant to and as contemplated by Sections 4.15, 11.05 and 9.01 of the Indenture, that each of the New Subsidiary Guarantors become a Guarantor thereunder;

         WHEREAS, the execution and delivery of this Second Supplemental Indenture has been authorized by resolutions of the Boards of Directors of CMCLA and the New Subsidiary Guarantors; and

         WHEREAS, all conditions and requirements necessary to make this Second Supplemental Indenture a valid, binding legal instrument in accordance with its terms have been performed and fulfilled by the parties hereto and the execution and delivery thereof have been in all respects duly authorized by the parties hereto.

         NOW, THEREFORE, in consideration of the above premises, each party agrees, for the benefit of the others and for the equal and ratable benefit of the holders of the Notes, as follows:

                                   ARTICLE 1.
                      ASSUMPTION OF OBLIGATIONS AS ISSUER

Section 1.01. Assumption. CMCLA hereby expressly and unconditionally assumes each and every covenant, agreement and undertaking of Katz Media in the Indenture as of the date of this Second Supplemental Indenture, and also hereby expressly and unconditionally assumes each and every covenant, agreement and undertaking of Katz Media in each Note outstanding on the date of this Second Supplemental Indenture.

                                   ARTICLE 2.
                     ASSUMPTION OF OBLIGATIONS AS GUARANTOR

Section 2.01. Assumption. Each of the New Subsidiary Guarantors hereby expressly and unconditionally assumes each and every covenant, agreement and undertaking of a Guarantor in the Indenture as of the date of this Second Supplemental Indenture, and also hereby expressly and unconditionally assumes each and every covenant, agreement and undertaking of a Guarantor in each Note outstanding on the date of this Second Supplemental Indenture.

                                   ARTICLE 3.
                            MISCELLANEOUS PROVISIONS

Section 3.01. Tems Defined. For all purposes of this Second Supplemental Indenture, except as otherwise defined or unless the context otherwise requires, terms used in capitalized form in this Second Supplemental Indenture and defined in the Indenture have the meanings specified in the Indenture.

Section 3.02. Indenture. Except as amended hereby, the Indenture and the Notes are in all respects ratified and confirmed and all the terms shall remain in full force and effect.

Section 3.03. No Recourse Against Others. No officer, employee, director, incorporator or stockholder of the Company or a New Subsidiary Guarantor shall have any liability for any Obligations of the Company or a New Subsidiary Guarantor under the Notes or the Indenture, or for any claim based on, in respect of, or by reason of, such Obligations or the creation of any such Obligation. Each Holder by accepting a Note waives and releases all such liability, and such waiver and release is part of the consideration for the issuance of the Notes.

Section 3.04. Governing Law. THIS SECOND SUPPLEMENTAL INDENTURE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, AS APPLIED TO CONTRACTS MADE AND PERFORMED WITHIN THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICT OF LAWS.

Section 3.05. Successors. All agreements of CMCLA and the New Subsidiary Guarantors in this Second Supplemental Indenture and the Notes shall bind their successors. All agreements of the Trustee in this Second Supplemental Indenture shall bind its successors.

Section 3.06. Duplicate Originals. All parties may sign any number of copies of this Second Supplemental indenture. Each signed copy shall be an original, but all of them together shall represent the same agreement.

Section 3.07. Severability. In case any one or more of the provisions in this Second Supplemental Indenture or in the Notes shall be held invalid, illegal or unenforceable, in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions shall not in any way be affected or impaired thereby, it being intended that all of the provisions hereof shall be enforceable to the full extent permitted by law.

Section 3.08. Trustee Disclaimer. The Trustee accepts the amendment of the Indenture effected by this Second Supplemental Indenture and agrees to execute the trust created by the Indenture as hereby amended, but on the terms and conditions set forth in the Indenture, including the terms and provisions defining and limiting the liabilities and responsibilities of the Trustee, which terms and provisions shall in like manner define and limit its liabilities and responsibilities in the performance of the trust created by the Indenture as hereby amended, and without limiting the generality of the foregoing, the Trustee shall not be responsible in any manner whatsoever for or with respect to any of the recitals or statements contained herein, all of which recitals or statements are made solely by CMCLA and the New Subsidiary Guarantors, or for or with respect to (i) the validity or sufficiency of this Second Supplemental Indenture or any of the terms or provisions hereof, (ii) the proper authorization hereof by CMCLA and the New Subsidiary Guarantors by corporate action or otherwise, (iii) the due execution hereof by CMCLA and the New Subsidiary Guarantors or (iv) the consequences (direct or indirect and whether deliberate or inadvertent) of any amendment herein provided for, and the Trustee makes no representation with respect to any such matters.

Section 3.09.    Effectiveness.

         (A) This second supplemental indenture shall become effective once executed upon fulfillment of the conditions set forth in section 3.08(B) below.

         (B) This second supplemental indenture shall not become effective until receipt by the Trustee of the following, in each case dated no earlier than the date hereof.

                 (i)      A certificate of an appropriate officer of CMCLA; and

                 (i)      An opinion of Latham & Watkins, counsel to CMCLA.

                 IN WITNESS WHEREOF, the parties hereto have caused this Second Supplemental Indenture to be duly executed as of the day and year written above.


                                               CHANCELLOR MEDIA CORPORATION
                                               OF LOS ANGELES, as Obligor

                                               --------------------------------
                                               By:   Matthew E. Devine
                                               Title:  Vice President
Attest:
       ---------------------------
         Title: Vice President
                                               AMERICAN STOCK TRANSFER & TRUST
                                               COMPANY, as Trustee

                                               --------------------------------
                                               By:
                                                    ---------------------------
                                               Title:
                                                       ------------------------

Attest:
       ---------------------------
       Title:

                                  CHANCELLOR MEDIA CORPORATION OF THE LONE
                                  STAR STATE,
                                  as Guarantor
                                                            +
                                  ---------------------------------------------
                                  By:  Matthew E. Devine
                                  Title:  Vice President

Attest:**
       ------------------------------------
       Title:  Vice President

                                  KZPS/KDGE  LICENSE CORP.,
                                  as Guarantor
                                                            +
                                  ---------------------------------------------
                                  By:  Matthew E. Devine
                                  Title: Vice President

Attest:**
       ------------------------------------
       Title:  Vice President

                                  CHANCELLOR MEDIA CORPORATION OF THE BAY AREA, as Guarantor
                                                            +
                                  ---------------------------------------------
                                  By:  Matthew E. Devine
                                  Title: Vice President

Attest:**
       ------------------------------------
       Title:  Vice President

                                  KIOI LICENSE CORP.,
                                  as Guarantor
                                                            +
                                  ---------------------------------------------
                                  By:  Matthew E. Devine
                                  Title: Vice President

Attest:**
       ------------------------------------
       Title:  Vice President

                                  CHANCELLOR MEDIA CORPORATION OF ILLINOIS,
                                  as Guarantor
                                                            +
                                  ---------------------------------------------
                                  By:  Matthew E. Devine
                                  Title:  Vice President

Attest:**
       ------------------------------------
       Title:  Vice President

                                  WRCX LICENSE CORP.,
                                  as Guarantor
                                                            +
                                  ---------------------------------------------
                                  By:  Matthew E. Devine
                                  Title:  Vice President

Attest:**
       ------------------------------------
       Title:  Vice President

                                  CHANCELLOR MEDIA CORPORATION OF CHICAGO AM,
                                  as Guarantor
                                                            +
                                  ---------------------------------------------
                                  By:  Matthew E. Devine
                                  Title:  Vice President

Attest:**
       ------------------------------------
       Title:  Vice President

                                  WMVP-AM LICENSE CORP.,
                                  as Guarantor
                                                            +
                                  ---------------------------------------------
                                  By:  Matthew E. Devine
                                  Title:  Vice President

Attest:**
       ------------------------------------
       Title:  Vice President

                                  CHANCELLOR MEDIA CORPORATION OF DADE COUNTY
                                  as Guarantor
                                                            +
                                  ---------------------------------------------
                                  By:  Matthew E. Devine
                                  Title:  Vice President


Attest:**
       ------------------------------------
       Title:  Vice President

                                  WVCG LICENSE CORP.,
                                  as Guarantor
                                                            +
                                  ---------------------------------------------
                                  By:  Matthew E. Devine
                                  Title:  Vice President

Attest:**
       ------------------------------------
       Title:  Vice President

                                  CHANCELLOR MEDIA/PYRAMID CORPORATION,
                                  as Guarantor
                                                            +
                                  ---------------------------------------------
                                  By:  Matthew E. Devine
                                  Title:   Vice President

Attest:**
       ------------------------------------
       Title:  Vice President

                                  CHANCELLOR MEDIA/PYRAMID HOLDINGS,
                                    CORPORATION, as Guarantor

                                                            +
                                  ---------------------------------------------
                                  By:  Matthew E. Devine
                                  Title:  Vice President


Attest:**
       ------------------------------------
       Title:  Vice President

                                  BROADCAST ARCHITECTURE, INC.,
                                  as Guarantor
                                                            +
                                  ---------------------------------------------
                                  By:  Matthew E. Devine
                                  Title:  Vice President

Attest:**
       ------------------------------------
       Title:  Vice President

                                  CHANCELLOR MEDIA CORPORATION OF
                                    MASSACHUSETTS, as Guarantor
                                                            +
                                  ---------------------------------------------
                                  By:  Matthew E. Devine
                                  Title:  Vice President

Attest:**
       ------------------------------------
       Title:  Vice President

                                  WJMN LICENSE CORP.,
                                  as Guarantor
                                                            +
                                  ---------------------------------------------
                                  By:  Matthew E. Devine
                                  Title:  Vice President
Attest:**
       ------------------------------------
       Title:  Vice President

                                  CHANCELLOR MEDIA CORPORATION
                                    OF PENNSYLVANIA, as Guarantor
                                                            +
                                  ---------------------------------------------
                                  By:  Matthew E. Devine
                                  Title:   Vice President

Attest:**
       ------------------------------------
       Title:  Vice President

                                  WJJZ LICENSE CORP.,
                                  as Guarantor
                                                            +
                                  ---------------------------------------------
                                  By:  Matthew E. Devine
                                  Title:   Vice President

Attest:**
       -------------------------------------
       Title:  Vice President

                                  CHANCELLOR MEDIA CORPORATION OF MIAMI,
                                  as Guarantor
                                                            +
                                  ---------------------------------------------
                                  By:  Matthew E. Devine
                                  Title:   Vice President

Attest:**
       ------------------------------------
       Title:  Vice President
                                  WEDR LICENSE CORP.,
                                  as Guarantor
                                                            +
                                  ---------------------------------------------
                                  By:  Matthew E. Devine
                                  Title:   Vice President

Attest:**
       ------------------------------------
       Title:  Vice President

                                  CHANCELLOR MEDIA CORPORATION OF BOSTON,
                                  as Guarantor
                                                            +
                                  ---------------------------------------------
                                  By:  Matthew E. Devine
                                  Title:  Vice President

Attest:**
       ------------------------------------
       Title:  Vice President

                                  WXKS (AM) LICENSE CORP.,
                                  as Guarantor
                                                            +
                                  ---------------------------------------------
                                  By:  Matthew E. Devine
                                  Title:  Vice President

Attest:**
       ------------------------------------
       Title:  Vice President

                                  WXKS (FM) LICENSE CORP.,
                                  as Guarantor
                                                            +
                                  ---------------------------------------------
                                  By:  Matthew E. Devine
                                  Title:  Vice President

Attest:**
       ------------------------------------
       Title:  Vice President
                                  CHANCELLOR MEDIA CORPORATION OF THE
                                    WINDY CITY, as Guarantor
                                                            +
                                  ---------------------------------------------
                                  By:  Matthew E. Devine
                                  Title:  Vice President

Attest:**
       ------------------------------------
       Title:  Vice President

                                  WNUA LICENSE CORP.,
                                  as Guarantor
                                                            +
                                  ---------------------------------------------
                                  By:  Matthew E. Devine
                                  Title: Vice President

Attest:**
       ------------------------------------
       Title:  Vice President

                                  CHANCELLOR MEDIA CORPORATION OF PHILADELPHIA, as Guarantor
                                                            +
                                  ---------------------------------------------
                                  By:  Matthew E. Devine
                                  Title: Vice President

Attest:**
       ------------------------------------
       Title:  Vice President

                                  CHANCELLOR MEDIA CORPORATION
                                    OF THE KEYSTONE STATE,
                                  as Guarantor
                                                            +
                                  ---------------------------------------------
                                  By:  Matthew E. Devine
                                  Title: Vice President

Attest:**
       ------------------------------------
       Title:  Vice President

                                  KYLD LICENSE CORP.,
                                  as Guarantor
                                                            +
                                  ---------------------------------------------
                                  By:  Matthew E. Devine
                                  Title:  Vice President

Attest:**
       ------------------------------------
       Title:  Vice President

                                  WYXR LICENSE CORP.,
                                  as Guarantor
                                                            +
                                  ---------------------------------------------
                                  By:  Matthew E. Devine
                                  Title:  Vice President

Attest:**
       ------------------------------------
       Title:  Vice President

                                  WUSL LICENSE CORP.,
                                  as Guarantor
                                                            +
                                  ---------------------------------------------
                                  By:  Matthew E. Devine
                                  Title:  Vice President

Attest:**
       ------------------------------------
       Title:  Vice President

                                  CHANCELLOR MEDIA CORPORATION OF ROCHESTER,
                                  as Guarantor
                                                            +
                                  ---------------------------------------------
                                  By:  Matthew E. Devine
                                  Title:  Vice President

Attest:**
       ------------------------------------
       Title:  Vice President

                                  KKBT LICENSE CORP.,
                                  as Guarantor
                                                            +
                                  ---------------------------------------------
                                  By:  Matthew E. Devine
                                  Title:  Vice President

Attest:**
       ------------------------------------
       Title:  Vice President

                                  CHANCELLOR MEDIA CORPORATION
                                    OF THE NATION'S CAPITAL, as Guarantor
                                                            +
                                  ---------------------------------------------
                                  By:  Matthew E. Devine
                                  Title:  Vice President

Attest:**
       ------------------------------------
       Title:  Vice President

                                  WWRC LICENSE CORP.,
                                  as Guarantor
                                                            +
                                  ---------------------------------------------
                                  By:  Matthew E. Devine
                                  Title:  Vice President

Attest:**
       ------------------------------------
       Title:  Vice President

                                  CHANCELLOR MEDIA PARTNERS CORPORATION,
                                  as Guarantor
                                                            +
                                  ---------------------------------------------
                                  By:  Matthew E. Devine
                                  Title:  Vice President

Attest:**
       ------------------------------------
       Title:  Vice President

                                  CHANCELLOR MEDIA CORPORATION OF GOTHAM,
                                  as Guarantor
                                                            +
                                  ---------------------------------------------
                                  By:  Matthew E. Devine
                                  Title:  Vice President

Attest:**
       ------------------------------------
       Title:  Vice President

                                  CHANCELLOR MEDIA CORPORATION OF NEW YORK,
                                  as Guarantor
                                                            +
                                  ---------------------------------------------
                                  By:  Matthew E. Devine
                                  Title:  Vice President

Attest:**
       ------------------------------------
       Title:  Vice President

                                  WYNY LICENSE CORP.,
                                  as Guarantor
                                                            +
                                  ---------------------------------------------
                                  By:  Matthew E. Devine
                                  Title:  Vice President

Attest:**
       ------------------------------------
       Title:  Vice President

                                  CHANCELLOR MEDIA CORPORATION OF DETROIT,
                                  as Guarantor
                                                            +
                                  ---------------------------------------------
                                  By:  Matthew E. Devine
                                  Title:  Vice President

Attest:**
       ------------------------------------
       Title:  Vice President

                                  WKQI/WDOZ/WNIC LICENSE CORP.,
                                  as Guarantor
                                                            +
                                  ---------------------------------------------
                                  By:  Matthew E. Devine
                                  Title:  Vice President

Attest:**
       ------------------------------------
       Title:  Vice President

                                  CHANCELLOR MEDIA CORPORATION OF CHICAGOLAND,
                                  as Guarantor
                                                            +
                                  ---------------------------------------------
                                  By:  Matthew E. Devine
                                  Title:  Vice President

Attest:**
       ------------------------------------
       Title:  Vice President

                                  WEJM/WEJM-FM/WVAZ LICENSE CORP.,
                                  as Guarantor
                                                            +
                                  ---------------------------------------------
                                  By:  Matthew E. Devine
                                  Title:  Vice President

Attest:**
       ------------------------------------
       Title:  Vice President

                                  CHANCELLOR MEDIA CORPORATION OF CHARLOTTE,
                                  as Guarantor
                                                            +
                                  ---------------------------------------------
                                  By:  Matthew E. Devine
                                  Title:  Vice President

Attest:**
       ------------------------------------
       Title:  Vice President

                                  WIOQ LICENSE CORP.,
                                  as Guarantor
                                                            +
                                  ---------------------------------------------
                                  By:  Matthew E. Devine
                                  Title:  Vice President

Attest:**
       ------------------------------------
       Title:  Vice President

                                  CHANCELLOR MEDIA CORPORATION OF DALLAS,
                                  as Guarantor
                                                            +
                                  ---------------------------------------------
                                  By:  Matthew E. Devine
                                  Title:  Vice President

Attest:**
       ------------------------------------
       Title:  Vice President

                                  KSKY LICENSE CORP.,
                                  as Guarantor
                                                            +
                                  ---------------------------------------------
                                  By:  Matthew E. Devine
                                  Title:  Vice President

Attest:**
       ------------------------------------
       Title:  Vice President

                                  CHANCELLOR MEDIA CORPORATION OF SAN FRANCISCO, as Guarantor
                                                            +
                                  ---------------------------------------------
                                  By:  Matthew E. Devine
                                  Title:  Vice President

Attest:**
       ------------------------------------
       Title:  Vice President

                                  KMEL LICENSE CORP.,
                                  as Guarantor
                                                            +
                                  ---------------------------------------------
                                  By:  Matthew E. Devine
                                  Title:  Vice President

Attest:**
       ------------------------------------
       Title:  Vice President

                                  CHANCELLOR MEDIA CORPORATION OF HOUSTON,
                                  as Guarantor
                                                            +
                                  ---------------------------------------------
                                  By:  Matthew E. Devine
                                  Title:  Vice President

Attest:**
       ------------------------------------
       Title:  Vice President

                                  CHANCELLOR MEDIA OF HOUSTON LIMITED
                                    PARTNERSHIP, as Guarantor

                                  By:  Chancellor Media Corporation of Houston
                                  Its:  General Partner
                                                            +
                                  ---------------------------------------------
                                  By:  Matthew E. Devine
                                  Title:  Vice President

Attest:**
       ------------------------------------
       Title:  Vice President

                                  KTRH LICENSE LIMITED PARTNERSHIP,
                                  as Guarantor

                                  By:  Chancellor Media Corporation of Houston
                                  Its:   General Partner

                                                            +
                                  ---------------------------------------------
                                  By:  Matthew E. Devine
                                  Title:  Vice President

Attest:**
       ------------------------------------
       Title:  Vice President

                                  KLOL LICENSE LIMITED PARTNERSHIP,
                                  as Guarantor

                                  By:  Chancellor Media Corporation of Houston
                                  Its:   General Partner

                                                            +
                                  ---------------------------------------------
                                  By:  Matthew E. Devine
                                  Title:  Vice President


Attest:**
       ------------------------------------
       Title:  Vice President

                                  CHANCELLOR MEDIA CORPORATION OF TIBURON,
                                  as Guarantor
                                                            +
                                  ---------------------------------------------
                                  By:  Matthew E. Devine
                                  Title:  Vice President

Attest:**
       ------------------------------------
       Title:  Vice President

                                  KKSF LICENSE CORP.,
                                  as Guarantor
                                                            +
                                  ---------------------------------------------
                                  By:  Matthew E. Devine
                                  Title:  Vice President

Attest:**
       ------------------------------------
       Title:  Vice President

                                  KDFC (AM) LICENSE CORP.,
                                  as Guarantor
                                                            +
                                  ---------------------------------------------
                                  By:  Matthew E. Devine
                                  Title:  Vice President

Attest:**
       ------------------------------------
       Title:  Vice President

                                  KDFC (FM) LICENSE CORP.,
                                  as Guarantor
                                                            +
                                  ---------------------------------------------
                                  By:  Matthew E. Devine
                                  Title:  Vice President

Attest:**
       ------------------------------------
       Title:  Vice President

                                  CHANCELLOR MEDIA CORPORATION
                                    OF WASHINGTON, D.C.
                                  as Guarantor
                                                            +
                                  ---------------------------------------------
                                  By:  Matthew E. Devine
                                  Title:  Vice President

Attest:**
       ------------------------------------
       Title:  Vice President

                                  CHANCELLOR MEDIA CORPORATION OF ST. LOUIS,
                                  as Guarantor
                                                            +
                                  ---------------------------------------------
                                  By:  Matthew E. Devine
                                  Title:  Vice President

Attest:**
       ------------------------------------
       Title:  Vice President

                                  WTOP LICENSE LIMITED PARTNERSHIP,
                                  as Guarantor

                                  By:  Chancellor Media Corporation of
                                       Washington, D.C.
                                  Its: General Partner
                                                            +
                                  ---------------------------------------------
                                  By:  Matthew E. Devine
                                  Title:  Vice President

Attest:**
       ------------------------------------
       Title:  Vice President

                                  WASH LICENSE LIMITED PARTNERSHIP,
                                  as Guarantor

                                  By:  Chancellor Media Corporation of
                                       Washington, D.C.
                                  Its: General Partner
                                                            +
                                  ---------------------------------------------
                                  By:  Matthew E. Devine
                                  Title:  Vice President

Attest:**
       ------------------------------------
       Title:  Vice President

                                  CHANCELLOR MEDIA CORPORATION OF THE
                                  MOTOR CITY, as Guarantor
                                                            +
                                  ---------------------------------------------
                                  By:  Matthew E. Devine
                                  Title:  Vice President

Attest:**
       ------------------------------------
       Title:  Vice President

                                  WJLB LICENSE CORP.,
                                  as Guarantor
                                                            +
                                  ---------------------------------------------
                                  By:  Matthew E. Devine
                                  Title:  Vice President

Attest:**
       ------------------------------------
       Title:  Vice President

                                  CHANCELLOR MEDIA CORPORATION OF MICHIGAN,
                                  as Guarantor
                                                            +
                                  ---------------------------------------------
                                  By:  Matthew E. Devine
                                  Title:  Vice President

Attest:**
       ------------------------------------
       Title:  Vice President

                                  WMXD LICENSE CORP.,
                                  as Guarantor
                                                            +
                                  ---------------------------------------------
                                  By:  Matthew E. Devine
                                  Title:  Vice President

Attest:**
       ------------------------------------
       Title:  Vice President

                                  CHANCELLOR MEDIA/WAXQ INC.,
                                  as Guarantor
                                                            +
                                  ---------------------------------------------
                                  By:  Matthew E. Devine
                                  Title:  Vice President

Attest:**
       ------------------------------------
       Title:  Vice President


                                  WAXQ LICENSE CORP.,
                                  as Guarantor
                                                            +
                                  ---------------------------------------------
                                  By:  Matthew E. Devine
                                  Title:  Vice President

Attest:**
       ------------------------------------
       Title:  Vice President

                                  CHANCELLOR MEDIA/WMZQ INC.,
                                  as Guarantor
                                                            +
                                  ---------------------------------------------
                                  By:  Matthew E. Devine
                                  Title: Vice President

Attest:**
       ------------------------------------
       Title:  Vice President

                                  WMZQ LICENSE CORP.,
                                  as Guarantor
                                                            +
                                  ---------------------------------------------
                                  By:  Matthew E. Devine
                                  Title:  Vice President

Attest:**
       ------------------------------------
       Title:  Vice President

                                  CHANCELLOR MEDIA CORPORATION OF THE
                                  LIBERTY CITY, as Guarantor
                                                            +
                                  ---------------------------------------------
                                  By:  Matthew E. Devine
                                  Title:  Vice President

Attest:**
       ------------------------------------
       Title:  Vice President

                                  WDAS (FM) LICENSE CORP.,
                                  as Guarantor
                                                            +
                                  ---------------------------------------------
                                  By:  Matthew E. Devine
                                  Title:  Vice President

Attest:**
       ------------------------------------
       Title:  Vice President

                                  WDAS (AM) LICENSE CORP.,
                                  as Guarantor
                                                            +
                                  ---------------------------------------------
                                  By:  Matthew E. Devine
                                  Title:  Vice President

Attest:**
       ------------------------------------
       Title:  Vice President

                                  CHANCELLOR MEDIA/RIVERSIDE BROADCASTING CO.,
                                  INC.,
                                  as Guarantor
                                                            +
                                  ---------------------------------------------
                                  By:  Matthew E. Devine
                                  Title:  Vice President

Attest:**
       ------------------------------------
       Title:  Vice President

                                  WLTW LICENSE CORP.,
                                  as Guarantor
                                                            +
                                  ---------------------------------------------
                                  By:  Matthew E. Devine
                                  Title:  Vice President

Attest:**
       ------------------------------------
       Title:  Vice President

                                  CHANCELLOR MEDIA CORPORATION OF THE
                                   GREAT LAKES, as Guarantor
                                                            +
                                  ---------------------------------------------
                                  By:  Matthew E. Devine
                                  Title:  Vice President

Attest:**
       ------------------------------------
       Title:  Vice President

                                  WWWW/WDFN LICENSE CORP.,
                                  as Guarantor
                                                            +
                                  ---------------------------------------------
                                  By:  Matthew E. Devine
                                  Title:  Vice President

Attest:**
       ------------------------------------
       Title:  Vice President

                                  CHANCELLOR MEDIA/VBE, INC.,
                                  as Guarantor
                                                            +
                                  ---------------------------------------------
                                  By:  Matthew E. Devine
                                  Title:  Vice President

Attest:**
       ------------------------------------
       Title:  Vice President

                                  CHANCELLOR MEDIA CORPORATION OF THE
                                  CAPITAL CITY, as Guarantor
                                                            +
                                  ---------------------------------------------
                                  By:  Matthew E. Devine
                                  Title:  Vice President

Attest:**
       ------------------------------------
       Title:  Vice President

                                  WGAY LICENSE CORP.,
                                  as Guarantor
                                                            +
                                  ---------------------------------------------
                                  By:  Matthew E. Devine
                                  Title:  Vice President

Attest:**
       ------------------------------------
       Title:  Vice President

                                  CHANCELLOR MEDIA CORPORATION OF CHICAGO,
                                  as Guarantor
                                                            +
                                  ---------------------------------------------
                                  By:  Matthew E. Devine
                                  Title:  Vice President

Attest:**
       ------------------------------------
       Title:  Vice President

                                  WPNT LICENSE CORP.,
                                  as Guarantor
                                                            +
                                  ---------------------------------------------
                                  By:  Matthew E. Devine
                                  Title:  Vice President

Attest:**
       ------------------------------------
       Title:  Vice President

                                  CHANCELLOR MEDIA/KIBB INC.,
                                  as Guarantor

                                                            +
                                  ---------------------------------------------
                                  By:  Matthew E. Devine
                                  Title:  Vice President

Attest:**
       ------------------------------------
       Title:

                                  CHANCELLOR MEDIA/KYSR INC.,
                                  as Guarantor

                                                            +
                                  ---------------------------------------------
                                  By:  Matthew E. Devine
                                  Title:  Vice President

Attest:**
       ------------------------------------
       Title:

                                  CHANCELLOR MEDIA/WLIT INC.,
                                  as Guarantor

                                                            +
                                  ---------------------------------------------
                                  By:  Matthew E. Devine
                                  Title:  Vice President

Attest:**
       ------------------------------------
       Title:

                                  CHANCELLOR MEDIA/WDRQ INC.,
                                  as Guarantor

                                                            +
                                  ---------------------------------------------
                                  By:  Matthew E. Devine
                                  Title:  Vice President

Attest:**
       ------------------------------------
       Title:

                                  RADIO 100 L.L.C.,
                                  as Guarantor
                                  By:  Chancellor Media Corporation of Los
                                       Angeles
                                  Its:  Sole Member

                                                            +
                                  ---------------------------------------------
                                  By:  Matthew E. Devine
                                  Title:  Vice President

Attest:**
       ------------------------------------
       Title:

                                  CHANCELLOR MEDIA/TREFOIL COMMUNICATIONS, INC., as Guarantor

                                                            +
                                  ---------------------------------------------
                                  By:  Matthew E. Devine
                                  Title:  Vice President

Attest:**
       ------------------------------------
       Title:

                                  CHANCELLOR MEDIA/SHAMROCK BROADCASTING, INC., as Guarantor

                                                            +
                                  ---------------------------------------------
                                  By:  Matthew E. Devine
                                  Title:  Vice President

Attest:**
       ------------------------------------
       Title:

                                  CHANCELLOR MEDIA/SHAMROCK RADIO LICENSES,
                                  INC.,
                                  as Guarantor

                                                            +
                                  ---------------------------------------------
                                  By:  Matthew E. Devine
                                  Title:  Vice President

Attest:**
       ------------------------------------
       Title:

                                  CHANCELLOR MEDIA/SHAMROCK BROADCASTING OF
                                  TEXAS, INC.,
                                  as Guarantor

                                                            +
                                  ---------------------------------------------
                                  By:  Matthew E. Devine
                                  Title:  Vice President

Attest:**
       ------------------------------------
         Title:

                                  CHANCELLOR MEDIA/SHAMROCK BROADCASTING
                                  LICENSES OF DENVER, INC.,
                                  as Guarantor

                                                            +
                                  ---------------------------------------------
                                  By:  Matthew E. Devine
                                  Title:  Vice President

Attest:**
       ------------------------------------
       Title:

                                  CHANCELLOR MEDIA LICENSEE COMPANY,
                                  as Guarantor

                                                            +
                                  ---------------------------------------------
                                  By:  Matthew E. Devine
                                  Title:  Vice President

Attest:**
       ------------------------------------
       Title:

                                            -----------------------------------
                                            +Matthew E. Devine
                                            (signing in his capacity as Vice
                                            President of each of the above
                                            Companies)

Attest:
       ------------------------------------
       **Omar Choucair
         (signing in his capacity as Vice
          President of each of the above Companies)




                                  KATZ MEDIA CORPORATION
                                  as Guarantor


                                  ---------------------------------------------
                                  By:  Richard E. Vendig
                                  Title:  Senior Vice President, Chief
                                            Financial and Administrative
                                            Officer, Treasurer

Attest:
       ------------------------------------
       Title:

                                   Exhibit A

                            CERTAIN SUBSIDIARIES OF
                  CHANCELLOR MEDIA CORPORATION OF LOS ANGELES


   1.        Chancellor Media Licensee Company
   2.        Chancellor Media/Trefoil Communications, Inc.
   3.        Chancellor Media/Shamrock Broadcasting, Inc.
   4.        Chancellor Media/Shamrock Radio Licenses, Inc.
   5.        Chancellor Media/Shamrock Broadcasting of Texas, Inc.
   6.        Chancellor Media/Shamrock Broadcasting Licenses of Denver
   7.        Chancellor Media Corporation of the Lone Star State
   8.        KZPS/KDGE License Corp.
   9.        Chancellor Media Corporation of the Bay Area
   10.       KIOI License Corp.
   11.       Chancellor Media Corporation of Illinois
   12.       WRCX License Corp.
   13.       Chancellor Media Corporation of Chicago AM
   14.       WMVP-AM License Corp.
   15.       Chancellor Media Corporation of Dade County
   16.       WVCG License Corp.
   17.       Chancellor Media/Pyramid Corporation
   18.       Chancellor Media/Pyramid Holdings Corporation
   19.       Broadcast Architecture, Inc.
   20.       Chancellor Media Corporation of Massachusetts
   21.       WJMN License Corp.
   22.       Chancellor Media Corporation of Pennsylvania
   23.       WJJZ License Corp.
   24.       Chancellor Media Corporation of Miami
   25.       WEDR License Corp.
   26.       Chancellor Media Corporation of Boston
   27.       WXKS (AM) License Corp.
   28.       WXKS (FM) License Corp.
   29.       Chancellor Media Corporation of the Windy City
   30.       WNUA License Corp.
   31.       Chancellor Media Corporation of Philadelphia
   32.       Chancellor Media Corporation of the Keystone State
   33.       KYLD License Corp.
   34.       WYXR License Corp.
   35.       WUSL License Corp.
   36.       Chancellor Media Corporation of Rochester
   37.       KKBT License Corp.
   38.       Chancellor Media Corporation of the Nation's Capital
   39.       WWRC License Corp.
   40.       Chancellor Media Partners Corporation
   41.       Chancellor Media Corporation of Gotham
   42.       Chancellor Media Corporation of New York
   43.       WYNY License Corp.
   44.       Chancellor Media Corporation of Detroit
   45.       WKQI/WDOZ/WNIC License Corp.
   46.       Chancellor Media Corporation of Chicagoland

   47.       WEJM/WEJM-FM/WVAZ License Corp.
   48.       Chancellor Media Corporation of Charlotte
   49.       WIOQ License Corp.
   50.       Chancellor Media Corporation of Dallas
   51.       KSKY License Corp.
   52.       Chancellor Media Corporation of San Francisco
   53.       KMEL License Corp.
   54.       Chancellor Media Corporation of Houston
   55.       Chancellor Media of Houston Limited Partnership
   56.       KTRH License Limited Partnership
   57.       KLOL License Limited Partnership
   58.       Chancellor Media Corporation of Tiburon
   59.       KKSF License Corp.
   60.       KDFC (AM) License Corp.
   61.       KDFC (FM) License Corp.
   62.       Chancellor Media Corporation of Washington, D.C.
   63.       Chancellor Media Corporation of St. Louis
   64.       WTOP License Limited Partnership
   65.       WASH License Limited Partnership
   66.       Chancellor Media Corporation of the Motor City
   67.       WJLB License Corp.
   68.       Chancellor Media Corporation of Michigan
   69.       WMXD License Corp.
   70.       Chancellor Media/WAXQ Inc.
   71.       WAXQ License Corp.
   72.       Chancellor Media/WMZQ Inc.
   73.       WMZQ License Corp.
   74.       Chancellor Media Corporation of the Liberty City
   75.       WDAS (FM) License Corp.
   76.       WDAS (AM) License Corp.
   77.       Chancellor Media/Riverside Broadcasting Co. Inc.
   78.       WLTW License Corp.
   79.       Chancellor Media Corporation of the Great Lakes
   80.       WWWW/WDFN License Corp.
   81.       Chancellor Media/VBE, Inc.
   82.       Chancellor Media Corporation of the Capital City
   83.       WGAY License Corp.
   84.       Chancellor Media Corporation of Chicago
   85.       WPNT License Corp.
   86.       Chancellor Media/KIBB Inc.
   87.       Chancellor Media/KYSR Inc.
   88.       Chancellor Media/WLIT Inc.
   89.       Chancellor Media/WDRQ Inc.
   90.       Radio 100 L.L.C.
   91.       Katz Media Corporation (formerly known as The Cable Company, Inc.)